UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 14, 2014 (February 14, 2014)

GREEKTOWN HOLDINGS, L.L.C.

(Exact Name of Registrant as Specified in its Charter)

Michigan	000-1432622	20-3579386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lafayette, Detroit, Michigan 48226

(Address of Principal Executive Offices) (Zip Code)

(313) 223-2999

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 Results of Operations and Financial Condition

Greektown Holdings, L.L.C. (the “Company”) originally filed an 8-K on February 14, 2014, announcing its financial results for the fourth quarter ended December 31, 2013. The Consolidated Statement of Operations was inadvertently omitted from the earnings release. A copy of the amended earnings release, including the previously omitted Consolidated Statement of Operations, is being furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information in this Current Report on Form 8-K/A and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Amended Press Release of Greektown Superholdings, Inc. dated February 14, 2014

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SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 14, 2014

GREEKTOWN SUPERHOLDINGS, L.L.C.

By:	/s/ Glen Tomaszewski
Name:	Glen Tomaszewski
Title:	Senior Vice President, Chief Financial Officer and Treasurer